UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2012

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

We failed to provide NYSE MKT LLC (the "Exchange") with a timely notice of the record date for our 2012 Annual Meeting of Shareholders.

On July 2, 2012, we received a letter from the Exchange (the "NYSE Letter") pursuant to Sections 703 and 1009 of the Exchange Company Guide indicating that we failed to provide the Exchange with at least ten days advanced notice of the record date for our 2012 annual meeting of shareholders. The Exchange issued a public warning letter as a result of our failure to satisfy the ten day advanced notice requirement of Section 703 of the Exchange Company Guide; however, this action will NOT result in the suspension or delisting of our securities from the Exchange.

We confirm June 8, 2012 as the record date for our upcoming 2012 Annual Meeting of Shareholders to be held on July 27, 2012.

Item 5.05          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 27, 2012, the Board of Directors granted a waiver of certain provisions of the Company’s Code of Conduct to allow an entity controlled by two of Guy Cook’s adult children to become a distributor of the Company’s products.

Item 7.01          Regulation FD Disclosure.

The Company has issued a press release entitled “Bacterin Receives Letter From NYSE MKT LLC Regarding Timely Notice of Record Date for 2012 Annual Meeting of Stockholders” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

99.1	Press Release of Bacterin International Holdings, Inc. dated July 3, 2012 entitled “Bacterin Receives Letter From NYSE MKT LLC Regarding Timely Notice of Record Date for 2012 Annual Meeting of Stockholders”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2012	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of Bacterin International Holdings, Inc. dated July 3, 2012 entitled “Bacterin Receives Letter From NYSE MKT LLC Regarding Timely Notice of Record Date for 2012 Annual Meeting of Stockholders”